UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 22, 2021

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 22, 2021, Investview, Inc., entered into Securities Purchase Agreements to purchase 100% of the business and/or outstanding equity interests of SSA Technologies LLC (“SSA”), an entity that owns and operates a FINRA-registered broker-dealer, and MPower Trading Systems LLC (“MPower”), the developer and owner of Prodigio, a proprietary software-based trading platform with applications within the brokerage industry. Pursuant to these agreements, Investview has agreed to acquire each of the SSA and MPower businesses for the issuance of non-voting membership interests in Investview wholly-owned subsidiaries that are in the future redeemable for, respectively, 242,000,000 and 565,000,000 Investview common shares on a one-for-one basis. In connection with the closing under the Agreement, the redeemable membership interests being issued to the SSA and MPower equity holders, as well as the resulting shares of Investview common stock issued upon the exercise of such redemption rights, will be issued as shares of restricted securities issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. Following closing, Investview has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares issuable upon conversion of the membership interests.

These acquisitions are part of an overall strategy to expand the scope of Investview’s business to enable it to develop and operate a U.S. and non-U.S. brokerage and financial technologies services firm intended to deliver professional trading services catering primarily to a diverse base of self-directed (DIY) and active online brokerage investors, professional fund managers, buy-side professionals, registered investment advisors and other broker-dealers.

Each of SSA and MPower are controlled by persons who have an interest in Investview; with Joseph Cammarata, Investview’s Chief Executive Officer, being the majority owner of SSA Technologies, and James Bell and David Rothrock, two Investview directors, being the managers and majority owners of MPower. Following full disclosure of their interest in the transactions, the transactions were approved by the full Investview Board of Directors, including unanimous support by its two independent directors. The purchase price for each entity was determined through negotiations with the Investview directors without a conflicting interest in the transaction.

In addition to the usual and customary conditions, closing of the transactions is subject to:

●	Resolution of certain governance rights regarding minority ownership of SSA Technologies;
●	Completion of audited financial statements for both SSA and MPower in accordance with applicable SEC regulations;
●	FINRA approval of the change of ownership of the SSA registered broker-dealer, LevelX Capital LLC;
●	Extension of an existing lock-up agreement among certain of Investview’s shareholders.

It is contemplated that upon closing of the transactions, each of the equity owners of the respective businesses to be acquired, will enter into a Lock-Up Agreement with Investview in substantially the form attached hereto as Exhibit 10.86 that imposes significant limitations upon the redemption of the exchangeable membership interests and sale of the resulting Investview common stock.

Commencing upon execution of the agreements and through the closing of the transactions, Investview will provide certain transition service arrangements to SSA and MPower. In connection with the transactions, Investview entered into a Working Capital Promissory Note with SSA under which SSA will advance up to $1,500,000 before the end of 2021. The note will be due and payable by January 31, 2022, will bear interest at the rate of 0.11% per annum, and will be secured by the pledge of 12,000,000 shares of Investview’s common stock.

Additionally, in conjunction with the transactions covered by this Report, the Amended and Restated Securities Purchase Agreement, dated as of November 9, 2020 (the “DBR Purchase Agreement”), between Investview and DBR Capital, LLC (“DBR”) (also an affiliate of Mr. Bell and Mr. Rothrock) was amended. The DBR Purchase Agreement contemplated, among other things, the potential issuance of convertible notes to DBR by Investview to fund a newly formed broker-dealer entity. This provision was superseded by the transactions described in this Report, and the DBR Purchase Agreement was amended to reflect this change, as well as to include payment of the Working Capital Promissory Note in the allowed uses of the proceeds of the convertible notes issued thereunder.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Agreements which are filed as Exhibits 10.80 through 10.86 to this Report and incorporated herein by reference

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ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.80	Securities Purchase Agreement between Investview Financial Group Holdings, LLC, Investview, Inc., and SSA Technologies LLC dated as of March 22, 2021.	This filing

10.81	Securities Purchase Agreement between Investview Financial Group Holdings, LLC, Investview, Inc., and the Purchasers Listed on Schedule A dated as of March 22, 2021.	This filing

10.82	Securities Purchase Agreement between Investview MTS, LLC, Investview Financial Group Holdings, LLC, Investview, Inc., and MPower Trading Systems LLC dated as of March 22, 2021.	This filing

10.83	Working Capital Promissory Note by Investview, Inc., dated as of March 22, 2021.	This filing

10.84	Pledge Agreement between Investview, Inc., and SSA Technologies LLC, dated as of March 22, 2021.	This filing

10.85	First Amendment to Amended and Restated Securities Purchase Agreement between Investview, Inc., DBR Capital, LLC, and Joseph Cammarata, dated as of March 22, 2021.	This filing

10.86	Form of Lock-Up Agreement.	This filing

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: March 26, 2021	By:	/s/ Annette Raynor
Annette Raynor
Chief Operations Officer

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